                                                             Exhibit (23)(j)(3)

             [LOGO OF LISKOW & LEWIS]      CULLEN R. LISKOW (1893-1971)
                                           AUSTIN W. LEWIS  (1910-1974)

GENE W. LAFITTE         DON K. HAYCRAFT              ATTORNEYS AT       DAVID L. REISMAN             NATHAN B. ABERCROMBIE
LEON J. REYMOND, JR.    CRAIG WYMAN                      LAW            JILL THOMPSON LOSCH          JAMES H. DUPUIS, JR.
DONALD R. ABAUNZA       JAMES A. BROWN                                  MICHAEL D. RUBENSTEIN        KELLY BRECHTEL BECKER
JOHN M. WILSON          R. KEITH JARRETT           ONE SHELL SQUARE     HAROLD J. FLANAGAN           RENEE ZERINGUE BERARD
LAWRENCE P. SIMON, JR.  STEVIA M. WALTHER            701 POYDRAS        GREG L. JOHNSON              AMY E. ALLUMS
S. GENE FENDLER         BRIAN A. JACKSON          STREET, SUITE 5000    JAMIE D. RHYMES              CAREY C. LYON
JOHN D. WOGAN           ROBERT S. ANGELICO *         NEW ORLEANS,       KHRISTINA DELUNA MILLER      NANCY BRECHTEL
GEORGE H. ROBINSON, JR. ROBERT L. THERIOT        LOUISIANA 7O139-5O99   BRETT D. WISE                KATHERINE SEEGERS ROTH
MARILYN C. MALONEY      DENA L. OLIVIER        TELEPHONE (504) 581-7979 KYLE P. POLOZOLA             JOSEPH I. GIARRUSSO III
JOSEPH C. GIGLIO, JR.   GEORGE ARCENEAUX III   FACSIMILE (504) 556-4108 MARY C. HESTER +             JESSICA TURNER GACHASSIN
PATRICK W. GRAY         RANDYE C. SNYDER           . (504) 556-4109     THOMAS BERON                 CHARLES B. WILMORE
ROBERT E. HOLDEN        JONATHAN A. HUNTER                              J. PATRICK MORRIS, JR.       STEPHEN M. PESCE
JOE B. NORMAN           THOMAS P. DIAZ               822 HARDING        MARK A. JOHNSON              PAUL C. KITZIGER
THOMAS M. McNAMARA      MARY S. JOHNSON                 STREET          E. JANE ROLLING
JAMES N. MANSFIELD III  SHAUN G. CLARKE             P.O. BOX 52008      JANA L. GRAUBERGER            Of Counsel
BILLY J. DOMINGUE       JAMES C. EXNICIOS *           LAFAYETTE,        MONICA DERBES GIBSON (delta) CHARLES C. GREMILLION
PHILIP K. JONES, JR.    THOMAS J. McGOEY II      LOUISIANA 70505-2008   SHAWN C. RHYMES              THOMAS D. HARDEMAN
WILLIAM W. PUGH         SCOTT C. SEILER        TELEPHONE (337) 232-7424 K. TODD WALLACE              THOMAS B. LEMANN
RICHARD W. REVELS, JR.  CHERYL MOLLERE KORNICK FACSIMILE (337) 267-2399 MAURY C. HEBERT
JOSEPH P. HEBERT        MARK D. LATHAM                                  MICHAEL A. GOLEMI            +Board Certified
MARGUERITE L. ADAMS     JOHN C. ANJIER              WWW.LISKOW.COM      JANINE V. HODGES              Estate planning and
+                       G. C. SLAWSON, JR.                              JASON P. BERGERON             Administration
DAVID W. LEEFE          SHANNON S. HOLTZMAN                             CHADWICK J. MOLLERE #         Specialist
WM. BLAKE BENNETT       CAROL WELBORN REISMAN                           KELLY T.SCALISE              *Board Certified Tax
MARK A. LOWE            MATT JONES                                      DANA M. DOUGLAS               Specialist
GEORGE DENEGRE, JR.                                                                                  #Registered Patent
                                                                                                      Attorney
                                                                                                     (delta)Admitted in Virginia
                                                                                                            only

                    Writer's Direct Dial No. (504) 556-4112
                             rsangelico@liskow.com

                            New Orleans, Louisiana
                                January 5, 2006

Seligman Municipal Fund Series, Inc.
100 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

   With respect to Post-Effective Amendment No. 43 to the Registration Statement on Form N-IA under the Securities Act of 1933, as amended, for Seligman Municipal Fund Series, Inc., on behalf of its Louisiana Municipal Series, we have reviewed the material with respect to Louisiana Taxes in the Registration Statement. Subject to such review, our opinion as delivered to you and as filed with the Securities and Exchange Commission remains unchanged.

   We consent to the filing of this consent as an exhibit to the Registration Statement of Seligman Municipal Fund Series, Inc. and to the reference to us under the heading "Louisiana Taxes." In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933, as amended.

                                              Sincerely,

                                              LISKOW & LEWIS

                                              By: /s/ ROBERT S. ANGELICO
                                                  -----------------------------
                                                  ROBERT S. ANGELICO

RSA/mls
604609_1